Exhibit 10.4

独家购买权协议

Exclusive Option Agreement

本独家购买权协议（下称“本协议”）由以下各方于2019年6月10日在中华人民共和国（下称“中国”）北京市签订：

This Exclusive Option Agreement (“this Agreement”) is executed by and among the Parties below as of On June 10, 2019, in BeiJing City, the People’s Republic of China (“China” or “PRC”):

甲方：北京师董人联信息科技有限公司, 一家在中国注册的外商独资企业，地址为北京市海淀区信息路甲28号C座（二层）02C室-045号。

Party A: Beijing Mentor Board Union Information Technology Co., Ltd. , Ltd., a wholly foreign-owned enterprise duly registered in China, with its address at Room 02C - no. 045, building C (2nd floor), no.28 xinfin road a, haidian district, Beijing .

乙方：丙方的全体股东，其中每位或任何一位股东单独称“股东”，合称“股东”，包括：

1)	师董会(舟山)科技发展有限公司，统一社会信用代码：91330901MA2A35YA83；

2)	北京华泰众合创业投资中心(有限合伙) ，统一社会信用代码：91110114327222668J；

3)	胡海平，身份证号码：330106196710170432 ；

4)	左海威，身份证号码：430421198303156134 ；

5)	张义东，身份证号码：232324197711090035 ；

6)	李存友，身份证号码：370523196810203313 ；

7)	周桐宇，身份证号码：310106196808291220 ；

8)	赵二涛，身份证号码：410326198307263730 ；

9)	齐晨明，身份证号码：612133197102030017 ；

10)	郭守盛，身份证号码： 362102198107200618 ；

11)	俞玉茹，身份证号码： 33071919400310022X ；

12)	沈国栋，身份证号码：150927197105011210 ；

13)	荆涛，身份证号码：230105197603250511 ；

14)	费革胜，身份证号码：330106196705290413 ；

15)	田宁，身份证号码：330104197709081610 ；

16)	徐宝华，身份证号码：370623197312262230 ；

17)	刘泽兵，身份证号码：652325196906100432 ；

18)	陈军，身份证号码：330106196808010410 ；

19)	丁沪生，身份证号码：33010619700118043X ；

20)	郭嘉志，身份证号码：231004195903260519 ；

21)	陈效力，身份证号码：140103196506085770 ；

22)	胡海军，身份证号码：330106196508052416 ；

23)	管淑清，身份证号码：340111195511024027 ；

24)	李庆利，身份证号码：130102196807090399 ；

25)	郭维涛，身份证号码：220104197208080059 ；

26)	应金海，身份证号码：330203196106151215 ；

27)	卢珊，身份证号码：110105198404215825 ；

28)	王宣明，身份证号码：350825198106073214 ；

29)	刘超，身份证号码：110108198101287628 ；

30)	徐海刚，身份证号码：330921196901250037 ；

31)	高倩云，身份证号码：330902199007250686 ；

32)	李红漫，身份证号码：420103197004021621 ；

33)	范振宝，身份证号码：342821197803206238 ；

34)	徐惠，身份证号码：320511197303101048 ；

35)	刘红，身份证号码：330902196704150687 ；和

36)	吴思远，身份证号码：410822199109103521 ；

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Party B: All the shareholders of Party C. Each and any shareholder is referred as a “Shareholder”, and together, the “Shareholders”, including

1)	Global Mentor Board（Zhoushan）Technology&Development Co.,Ltd , the Unified Social Credit Code: 91330901MA2A35YA83;

2)	Beijing huatai zhonghe venture capital center (limited partnership) , the Unified Social Credit Code: 91110114327222668J;

3)	Haiping Hu, Identification No.: 330106196710170432 ;

4)	Haiwei Zuo, Identification No.: 430421198303156134 ;

5)	Yidong Zhang, Identification No.: 232324197711090035 ;

6)	Cunyou Li, Identification No.: 370523196810203313 ;

7)	Tongyu Zhou, Identification No.: 310106196808291220 ;

8)	Ertao Zhao, Identification No.: 410326198307263730 ;

9)	Chenming Qi, Identification No.: 612133197102030017 ;

10)	Shousheng Guo, Identification No.: 362102198107200618 ;

11)	Yuru Yu, Identification No.: 33071919400310022X ;

12)	Guodong Shen, Identification No.: 150927197105011210 ;

13)	Tao Jing, Identification No.: 230105197603250511 ;

14)	Gesheng Fei, Identification No.: 330106196705290413 ;

15)	Ning Tian, Identification No.: 330104197709081610 ;

16)	Baohua Xu, Identification No.: 370623197312262230 ;

17)	Zebing Liu, Identification No.: 652325196906100432 ;

18)	Jun Chen, Identification No.:330106196808010410 ;

19)	Husheng Ding, Identification No.: 33010619700118043X ;

20)	Jiazhi Guo, Identification No.: 231004195903260519 ;

21)	Xiaoli Chen, Identification No.: 140103196506085770 ;

22)	Haijun Hu, Identification No.: 330106196508052416 ;

23)	Shuqing Guan, Identification No.: 340111195511024027 ;

24)	Qingli Li, Identification No.: 130102196807090399 ;

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25)	Weitao Guo, Identification No.: 220104197208080059 ;

26)	Jinhai Ying, Identification No.: 330203196106151215 ;

27)	Shan Lu, Identification No.: 110105198404215825 ;

28)	Xuanming Wang, Identification No.: 350825198106073214 ;

29)	Chao Liu, Identification No.:110108198101287628 ;

30)	Haigang Xu, Identification No.:330921196901250037 ;

31)	Qianyun Gao, Identification No.: 330902199007250686 ;

32)	Hongman Li, Identification No.: 420103197004021621 ;

33)	Zhenbao Fan, Identification No.: 342821197803206238 ;

34)	Hui Xu, Identification No.: 320511197303101048 ;

35)	Hong Liu, Identification No.: 330902196704150687 ; and

36)	Siyuan Wu, Identification No.: 410822199109103521 ;

以及

AND

丙方：师董会（北京）信息科技有限公司（“目标公司”），一家依照中国法律设立和存在的有限责任公司，地址为 北京市海淀区后屯路28号院1号楼2单元208室 。

Party C: Global Mentor Board (Beijing) Information Technology Co., Ltd. (the “Target Company”), a limited liability company organized and existing under the laws of China, with its address at Room 208, unit 2, building 1, yard 28, houtun road, haidian district, Beijing .

在本协议中，甲方、乙方和丙方各称“一方”，合称“各方”。

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

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鉴于：

Whereas:

1.	乙方系目标公司股东，合计持有目标公司100%的股权，其中各股东在目标公司的持股情况如下：

Party B is the shareholders of Target Company and together, hold 100% of the equity interest in Target Company. The equity interest of each Shareholder in Target Company is specified as follows:

名称 Name	认缴出资额(元) Registered Capital (RMB)	持股比例(%) Shareholding Ratio (%)
师董会(舟山)科技发展有限公司 Global Mentor Board（Zhoushan）Technology&Development Co.,Ltd	10,200,000	34%
北京华泰众合创业投资中心(有限合伙) Beijing huatai zhonghe venture capital center (limited partnership)	900,000	3%
胡海平 Haiping Hu	4,120,000	13.73%
左海威HaiWei Zuo	2,246,000	7.49%
张义东 Yidong Zhang	1,200,000	4%
李存友Cunyou Li	1,200,000	4%
周桐宇 Tongyu Zhou	900,000	3%
赵二涛 Ertao Zhao	900,000	3%
齐晨明 Chenming Qi	900000	3%
郭守盛 Shousheng Guo	900,000	3%
俞玉茹 Yuru Yu	600,000	2%
沈国栋 Guodong Shen	450,000	1.5%
荆涛 Tao Jing	300,000	1%
费革胜 Gesheng Fei	300,000	1%
田宁 Ning Tian	300,000	1%
徐宝华 Baohua Xu	300,000	1%
刘泽兵 Zebing Liu	300,000	1%
陈军 Jun Chen	300,000	1%
丁沪生 Husheng Ding	300,000	1%
郭嘉志 Jiazhi Guo	300,000	1%
陈效力Xiaoli Chen	300,000	1%
胡海军 Haijun Hu	300,000	1%
管淑清Shuqing Guan	300,000	1%
李庆利 Qingli Li	300,000	1%
郭维涛Weitao Guo	300,000	1%
应金海 Jinhai Ying	300,000	1%
卢珊 Shan Lu	300,000	1%
王宣明Xuanming Wang	250,000	0.83%
刘超 Chao Liu	151,000	0.5%
徐海刚 Haigang Xu	150,000	0.5%
高倩云 Qianyun Gao	108,000	0.36%
李红漫 Hongman Li	100,000	0.33%
范振宝 Zhenbao Fan	75,000	0.25%
徐惠 Hui Xu	75,000	0.25%
刘红Hong Liu	45,000	0.15%
吴思远 Siyuan Wu	30,000	0.1%
总计Total	30,000,000	100%

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2.	股东同意通过本协议授予甲方一项独家购买权，甲方同意接受该独家 购买权用以购买股东在目标公司所持有的全部或部分股权。

The Shareholders agree to grant Party A an exclusive option right through this Agreement, and Party A agrees to accept such exclusive option right to purchase all or any equity interest held by a Shareholder in Target Company.

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.       股权买卖 Sale and Purchase of Equity Interest

1.1       授予权利 Option Granted

股东同意在此不可撤销地授予甲方一项不可撤销的专有购买权，甲方以该等购买权在中国法律允许的前提下，按照甲方自行决定的行使步骤，并按照本协议第1.3 条所述的价格，随时一次或多次从股东购买,或指定一人或多人（“被指定人”）从股东处购买其现在和将来所持有的目标公司的全部和/或部分股权（无论股东出资额或持股比例将来是否发生变化）（“股权购买权”）。

The Shareholders hereby irrevocably grant Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase their equity interests in Target Company now or then held by the Shareholders (regardless whether the Shareholders’ capital contributions and/or percentage of shareholding is changed or not in the future) once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion to the extent permitted by PRC laws and regulations, and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”).

除甲方和被指定人外，任何第三人均不得享有股东股权的购买权或其他与股东股权有关的权利。目标公司特此同意股东向甲方授予股权购买权。本款及本协议所规定的“人”指个人、公司、合营企业、合伙、企业、信托或任何其他经济组织。

Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of the Shareholders. Target Company hereby agrees to the grant by the Shareholders of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or any other type of economic entity.

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1.2       行使股权购买权 Exercise of Equity Interest Purchase Option

1.2.1 甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向股东发出书面通知（“股权购买通知”），股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从股东购买的股权份额（“被购买的股权” ）；和(c)被购买的股权 的买入日期。

Subject to the provisions of the PRC laws and regulations, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to a Shareholder (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from a Shareholder (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests.

1.2.2 被购买股权的买价（“基准买价”）应为人民币 10 元或中国法律下允许的最低价格，如该最低价格高于人民币10元。如果在甲方行权时中国法律要求评估股权，各方通过诚信原则另行商定，并在评估基础上对该股权买价进行必要调整，以符合当时适用之任何中国法律之要求（统称“股权买价”）。

The purchase price of the Optioned Interests (the "Base Price") shall be RMB 10, or the minimum price then permitted by the PRC laws and regulations if such lowest price is higher than RMB 10. If appraisal is required by the PRC laws and regulations at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable PRC laws and regulations (collectively, the "Equity Interest Purchase Price").

1.2.3	股东同意，在收到甲方支付的股权买价后，将该等股权买价还给甲方的海外母公司Global Internet of People, Inc.（“甲方母公司”）。

Shareholders agree, upon receiving the Equity Interest Purchase Price, to return the Equity Interest Purchase Price to Party A’s offshore parent company Global Internet of People, Inc. (“Party A’s Parent Company”)

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1.3 转让被购买股权 Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.3.1	股东应责成目标公司及时召开股东会会议，在该会议上，应通过批准股东向甲方和/或被指定人转让被购买的股权的决议；

A Shareholder shall cause Target Company to promptly convene a shareholders meeting, at which a resolution shall be adopted approving the Shareholder’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.3.2	股东应就其向甲方和/或被指定人转让被购买的股权取得目标公司其 他股东同意该转让并放弃优先购买权的书面声明。

A Shareholder shall obtain written statements from the other shareholder of Target Company giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto.

1.3.3	股东应与甲方和/或（在适用的情况下）被指定人按照本协议及 股权购买通知的规定，为每次转让签订股权转让合同；

A Shareholder shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.3.4 有关方应签署所有其他所需合同、协议或文件，取得全部所需 的政府批准和同意，并采取所有所需行动，在不附带任何担保 权益的情况下，将被购买的股权的有效所有权转移给甲方和/或 被指定人并使甲方和/或被指定人成为被购买的股权的登记在册 所有人。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests.

为本款及本协议的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本协议、股东的股权质押协议项下产生的任何担保权益。本款及本协议所规定的“股东股权质押协议”指甲方、股东和目标公司于本协议签署之日签订的《股权质押协议》（附件1），根据《股权质押协议》（附件1），股东为担保目标公司能履行目标公司与甲方签订的《独家服务协议》（附件2）项下的义务，而向甲方质押其在目标公司的全部股东股权。

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For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and a Shareholders’ Equity Pledge Agreement. “Shareholders’ Equity Pledge Agreement” as used in this Section and this Agreement shall refer to the Equity Pledge Agreement (Attachment 1) executed by and among Party A, a Shareholder, and Target Company on the date of this Agreement, whereby the Shareholders pledge all of their equity interests in Target Company to Party A, in order to guarantee Target Company's performance of its obligations under the Exclusive Technical and Consulting Services Agreement executed by and between Target Company and Party A (Attachment 2).

2.       承诺 Covenants

2.1       有关目标公司的承诺 Covenants regarding Target Company

目标公司在此承诺：

Target Company hereby covenant as follows:

2.1.1	未经甲方或甲方母公司的事先书面同意，不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of Party A or Party’s Parent Comany, they shall not in any manner supplement, change or amend the articles of association and bylaws of Target Company, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2	按照良好的财务和商业标准及惯例，保持其公司的存续，审慎 地及有效地经营其业务和处理事务；

They shall maintain Target Company's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

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2.1.3	未经甲方或甲方母公司的事先书面同意，不在本协议签署之日起的任何时间出售、转让、抵押或以其他方式处置目标公司的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A or Party A’s Parent Company, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Target Company or legal or beneficial interest in the business or revenues of Target Company, or allow the encumbrance thereon of any security interest;

2.1.4	未经甲方或甲方母公司的事先书面同意，不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的债务除外；

Without the prior written consent of Party A or Party A’s Parent Company, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

2.1.5	一直在正常业务过程中经营所有业务，以保持目标公司的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

They shall always operate all of Target Company’s businesses during the ordinary course of business to maintain the asset value of Target Company and refrain from any action/omission that may affect Target Company's operating status and asset value;

2.1.6	未经甲方或甲方母公司的事先书面同意，不得让目标公司签订任何重大合同，但在正常业务过程中签订的合同除外（就本段而言，如果一份合同的价值超过人民币100000000元，即被视为重大合同）；

Without the prior written consent of Party A or Party A’s Parent Company, they shall not cause Target Company to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB100000000shall be deemed a major contract);

2.1.7	未经甲方或甲方母公司的事先书面同意，目标公司不得向任何人提供贷款或信贷；

Without the prior written consent of Party A or Party A’s Parent Company, they shall not cause Target Company to provide any person with any loan or credit;

2.1.8	应甲方要求，向其提供所有关于目标公司的营运和财务状况的资料；

They shall provide Party A with information on Target Company's business operations and financial condition at Party A's request;

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2.1.9 如甲方提出要求，目标公司应从甲方接受的保险公司处购买和持有的有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, they shall procure and maintain insurance in respect of Target Company's assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10 未经甲方或甲方母公司的事先书面同意，目标公司不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A or Party A’s Parent Company, they shall not cause or permit Target Company to merge, consolidate with, acquire or invest in any person;

2.1.11 将发生的或可能发生的与目标公司资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Target Company's assets, business or revenue;

2.1.12 为保持目标公司对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To maintain the ownership by Target Company of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

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独家购买权协议

Exclusive Option Agreement

2.1.13 未经甲方或甲方母公司的事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，目标公司应立即将其所有可分配利润全部立即分配给其各股东；及

Without the prior written consent of Party A or Party A’s Parent Company, they shall ensure that Target Company shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Target Company shall immediately distribute all distributable profits to its Shareholders; and

2.1.14 根据甲方的要求，委任由其指定的任何人士出任目标公司的董事和/或执行董事。

At the request of Party A, they shall appoint any persons designated by Party A as the director and/or executive director of Target Company.

2.2       股东和目标公司的承诺 Covenants of the Shareholders and Target Company

股东和目标公司承诺：

Shareholders and Target Company hereby covenant as follows:

2.2.1	未经甲方或甲方母公司的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的目标公司的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据股东的《股权质押协议》（附件1）在该股权上设置的质押则除外；

Without the prior written consent of Party A or Party A’s Parent Company, they shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Target Company held by the Shareholders, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with the Shareholders’ Equity Pledge Agreement (Attachment 1);

2.2.2	促使目标公司股东会和/或董事会和/或执行董事不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何股东持有之目标公司的股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据股东与甲方及目标公司签署的《股权质押协议》（附件1）在股东股权上设置的质押则除外；

The Shareholders shall cause the shareholders' meeting and/or the board of directors and/or executive director of Target Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Target Company held by a Shareholder, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with the Shareholders’ Equity Pledge Agreement (Attachment 1) entered into with Party A and Target Company;

秘密文件 Strictly Confidential

独家购买权协议

Exclusive Option Agreement

2.2.3	未经甲方或甲方母公司的事先书面同意的情况下，对于目标公司与任何人合并或联合，或对任何人进行收购或投资，股东将促成目标公司股东会和/或董事会和/或执行董事不予批准；

The Shareholders shall cause the shareholders' meeting or the board of directors and/or executive director of Target Company not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A or Parent A’s Parent Company;

2.2.4	将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁 或行政程序立即通知甲方；

The Shareholders shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Target Company held by a Shareholder;

2.2.5	促使目标公司股东会和/或董事会和/或执行董事表决赞成本协议规定的被购买的股权的转让并应甲方之要求采取其他任何行动；

They shall cause the shareholders' meeting or the board of directors and/or executive director of Target Company to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6	为保持其对股权的所有权，签署所有必要或适当的文件，采取 所有必要或适当的行动和提出所有必要或适当的控告或对所有 索偿进行必要和适当的抗辩；

To the extent necessary to maintain the Shareholders’ ownership in Target Company, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

秘密文件 Strictly Confidential

独家购买权协议

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2.2.7	应甲方的要求，委任由其指定的任何人士出任目标公司的董事和/或执行董事；

They shall appoint any designee of Party A as the director and/or executive director of Target Company, at the request of Party A;

2.2.8	经甲方随时要求，应向其指定的代表在任何时间无条件地根据本协议的股权购买权立即转让其股权，并放弃其对其他现有股东进行上述股权转让所享有的优先购买权（如有的话）；和

At the request of Party A at any time, a Shareholder shall promptly and unconditionally transfer its equity interests in Target Company to Party A's Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and the Shareholder hereby waives its right of first refusal (if any) to the share transfer by other existing shareholders of Target Company (if any); and

2.2.9	严格遵守本协议及股东、目标公司与甲方共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果股东对于本合同项下或股东的《股权质押协议》（附件1）下或对甲方的《授权委托书》（附件3和附件4）中的股权，还留存有任何权利，除非甲方书面指示，否则股东仍不得行使该权利。

The Shareholders shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among the Shareholders, Target Company and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that a Shareholder has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Shareholders’ Equity Pledge Agreement (Attachment 1) or under the Power of Attorney granted in favor of Party A (Attachment 3 and Attachment 4), the Shareholder shall not exercise such rights except in accordance with the written instructions of Party A.

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Exclusive Option Agreement

3.       陈述和保证 Representations and Warranties

股东和目标公司特此在本协议签署之日和每一个转让日向甲方共同及分别陈述和保证如下：

The Shareholders and Target Company hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1	其具有签订和交付本协议和其为一方的、根据本协议为每一次转让被 购买的股权而签订的任何股权转让合同（各称为“转让合同”），并履 行其在本协议和任何转让合同项下的义务的权力和能力。股东和目标公司同意在甲方行使购买权时，他们将签署与本协议条款一致的转让合同。本协议和股东和目标公司是一方的各转让合同一旦签署后，构成或将对股东和目标公司构成合法、有效及具有约束力的义务并可按照其条款对股东和/或目标公司强制执行；

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are a Party concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Agreement”), and to perform their obligations under this Agreement and any Transfer Agreement. The Shareholders and Target Company agree to enter into Transfer Agreement consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Agreement to which a Shareholder and Target Company are the parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2	无论是本协议或任何转让合同的签署和交付还是其在本协议或任何转 让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律； (ii)与目标公司章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和（或）继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Agreement and the obligations under this Agreement or any Transfer Agreement shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Target Company; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

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独家购买权协议

Exclusive Option Agreement

3.3	股东对其在目标公司拥有的股权拥有良好和可出售的所有权，除股东与甲方及目标公司签署的《股权质押协议》（附件1）外，股东在上述股权上没有设置任何担保权益；

A Shareholder has a good and merchantable title to the equity interests in Target Company he or she holds. Except for the Shareholders’ Equity Pledge Agreement (Attachment 1) entered into with Party A and Target Company, the Shareholder has not placed any security interest on such equity interests;

3.4	目标公司对所有资产拥有良好和可出售的所有权，目标公司在上述资产上没有设置任何担保权益；

Target Company has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5	目标公司没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；

Target Company does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

3.6	目标公司遵守适用于资产的收购的所有法律和法规；和

Target Company has complied with all the PRC laws and regulations applicable to asset acquisitions; and

3.7	目前没有悬而未决的或构成威胁的与股权、目标公司资产有关的或与目标公司有关的诉讼、仲裁或行政程序。

There is no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Target Company, assets of Target Company or Target Company.

4.       协议生效及终止 Effectiveness and Termination of This Agreement

4.1 本协议于各方或其法定代表人签署本协议之日生效 。

This Agreement shall become effective upon the date hereof, after being executed or sealed by the Parties or executed by their legal representatives.

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独家购买权协议

Exclusive Option Agreement

4.2	本协议应在股东所拥有的全部目标公司股权和／或目标公司的所有资产均已根据本协议合法转让至甲方或其指定人之时终止。尽管如此，在任何情况下，甲方有权提前三十（30）天向股东及目标公司书面通知终止本协议，而甲方不应就其单方面终止本协议而负违约责任。

This Agreement shall be terminated after all the equity interest in Target Company held by the Shareholders and/or all the assets of Target Company have been legally transferred to Party A and/or its designee in accordance with this Agreement. Notwithstanding the above provision, Party A shall in any event be entitled to terminate this Agreement by prior written notice to the Shareholders and Target Company thirty (30) days in advance, and Party A shall not be held liable for default in respect of the unilateral termination of this Agreement.

5.       适用法律与争议解决 Governing Law and Resolution of Disputes

5.1       适用法律 Governing law

本协议的订立、效力、解释、履行、修改和终止以及争议解决均适用 中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的 法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2       争议的解决方法 Dispute Resolution

因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好 协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面 通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提 交给中国国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规 则仲裁解决。仲裁应在中国北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, China, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

秘密文件 Strictly Confidential

独家购买权协议

Exclusive Option Agreement

6.       税款、费用 Taxes and Fees

每一方应承担根据中国法律因准备和签署本协议和各转让合同以及完成本协议和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the PRC laws and regulations in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.       通知 Notice

7.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号 邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下 方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

秘密文件 Strictly Confidential

独家购买权协议

Exclusive Option Agreement

7.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应 以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2       为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：北京师董人联信息科技有限公司

地址：北京市海淀区信息路甲28号C座（二层）02C室-045号

联系人：胡海平

电话： 13818333008

Party A: Beijing Mentor Board Union Information Technology Co., Ltd.

Address:Room 02C - no. 045, building C (2nd floor), no.28 xinfin road a, haidian district, Beijing

Representative: HAIPING HU

Phone: 13818333008

乙方：丙方的全体股东

股东：师董会(舟山)科技发展有限公司

联系人： 王宣明

地址： 浙江省舟山市定海区舟山港综合保税区企业服务中心305-67021室（自贸实验区内）

电话： 13621801972

Shareholder: Global Mentor Board（Zhoushan）Technology&Development Co.,Ltd

Address: Room 305-67021, enterprise service center, zhoushan port comprehensive bonded zone, dinghai district, zhoushan city, zhejiang province (free trade experimental zone)

Representative: XUANMING WANG

Phone: 13621801972

秘密文件 Strictly Confidential

独家购买权协议

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股东：北京华泰众合创业投资中心(有限合伙)

联系人： 左海威

地址：北京市昌平区回龙观镇北清路1号院6号楼11层2单元1211-2

电话： 18001021608

Shareholder: Beijing huatai zhonghe venture capital center (limited partnership)

Address:Room 1211-2, unit 2, floor 11, building 6, yard 1, beiqing road, huilongguan town, changping district, Beijing

Representative: HAIWEI ZUO

Phone: 18001021608

股东：胡海平

地址：上海市浦东新区丁香路1599弄1号603室

电话： 13818333008

Shareholder: Haiping Hu

Address: Room 603, No.1, Lane 1599, Dingxiang Road, Pudong New Area, Shanghai, PRC

Phone: 13818333008

股东：左海威

地址：湖南省衡阳县大安乡德龙村旷家组226号

电话：18001021608

Shareholder: Haiwei Zuo

Address: No.226, Kuangjia Group, Delong Village, Daan Township, Hengyang County, Hunan Province, PRC

Phone: 18001021608

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股东：张义东

地址：北京市海淀区西土城路25号2015级商学院MBA

电话： 13901244153

Shareholder: Yidong Zhang

Address:2015 Business School MBA, No.25 West Tucheng Road, Haidian District, Beijing, PRC

Phone: 13901244153

股东：李存友

地址： 山东省广饶县广饶镇西北西村145号

电话： 13685466777

Shareholder: Cunyou Li

Address: No.145, Xibeixi Village, Guangrao Subdistrict Office, Guangrao County, Shandong Province, PRC

Phone: 13685466777

股东：周桐宇

地址： 上海市长宁区茅台路600弄45号101-102室

电话： 18602133636

Shareholder: Tongyu Zhou

Address: Room 101-102, No.45, Lane 600, Maotai Road, Changning District, Shanghai, PRC

Phone: 18602133636

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股东：赵二涛

地址： 河南省汝阳县三屯乡贠沟村3组

电话： 18001021718

Shareholder: Ertao Zhao

Address: Group 3, Yungou Village, Santun Township, Ruyang County, Henan Province, PRC

Phone: 18001021718

股东：齐晨明

地址： 北京市海淀区上地创业路6号联想集团公司

电话： 13901079192

Shareholder: Chenming Qi

Address: Lenovo Group Company, No.6 Shangdi Chuangye Road, Haidian District, Beijing, PRC

Phone: 13901079192

股东：郭守盛

地址： 江西省瑞金市象湖镇摇前锦绣花园12栋103室

电话： 13681593245

Shareholder: Shousheng Guo

Address: Room 103, Building 12, Yaoqian Jinxiu Garden, Xianghu Town, Ruijin City, Jiangxi Province, PRC

Phone: 13681593245

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股东：俞玉茹

地址： 浙江省兰溪市云山街道永进路9号干2幢2单元104室

电话： 13636400298

Shareholder: Yuru Yu

Address: Room 104, Unit 2, Building 2, No.9 Yongjin Road, Yunshan Street, Lanxi City, Zhejiang Province, PRC

Phone: 13636400298

股东：沈国栋

地址： 北京市昌平区南口镇东大街14号4层2单元401号

电话： 13439930318

Shareholder: Guodong Shen

Address: No.401, Unit 2, Floor 4, No.14 Dongda Street, Nankou Town, Changping District, Beijing, PRC

Phone: 13439930318

股东：荆涛

地址： 上海市闵行区申北路135弄11号502室

电话： 13901604592

Shareholder: Tao Jing

Address: Room 502, No.11, Lane 135, Shenbei Road, Minhang District, Shanghai, PRC

Phone: 13901604592

股东：费革胜

地址： 上海市浦东新区锦绣路800弄34号801室

电话： 13916213299

Shareholder: Gesheng Fei

Address: Room 801, No.34, Lane 800, Jinxiu Road, Pudong New Area, Shanghai, PRC

Phone: 13916213299

秘密文件 Strictly Confidential

独家购买权协议

Exclusive Option Agreement

股东：田宁

地址：杭州市西湖区乾成园13幢2单元902室

电话： 13357112198

Shareholder: Ning Tian

Address: Room 902, Unit 2, Building 13, Qianchengyuan, Xihu District, Hangzhou City, Zhejiang Province, PRC

Phone: 13357112198

股东：徐宝华

地址： 山东省烟台市莱山区黄海城市花园樗园4号楼8单元3号

电话： 15668031999

Shareholder: Baohua Xu

Address: No.3, Unit 8, Building 4, Chuyuan, Huanghai City Garden, Laishan District, Yantai City, Shandong Province, PRC

Phone: 15668031999

股东：刘泽兵

地址：乌鲁木齐市天山区碱泉三街240号嘉鸿园小区15号楼1单元202号

电话： 18699176169

Shareholder: Zebing Liu

Address:No.202, Unit 1, Building 15, Jiahongyuan Court, No.240, Jianquan 3rd Street, Tianshan District, Urumqi City, Xinjiang Uygur Autonomous Region, PRC

Phone: 18699176169

股东：陈军

地址： 广东省深圳市福田区宝安大厦1801房

电话： 13802258618

Shareholder: Jun Chen

Address: Room 1801, Baoan Building, Futian District, Shenzhen City, Guangdong Province, PRC

Phone: 13802258618

秘密文件 Strictly Confidential

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股东：丁沪生

地址： 江苏省扬州市邗江区中路456号美琪园莱福苑16幢301室

电话： 15821787945

Shareholder: Husheng Ding

Address: Hanjiang district, yangzhou city, jiangsu province, China

Phone: 15821787945

股东：郭嘉志

地址： 黑龙江省牡丹江市西安区西南市街滨江花园小区5栋2单元102室

电话： 13804808080

Shareholder: Jiazhi Guo

Address:Room 102, Unit 2, Building 5, Binjiang Garden Court, Xinanshi Street, Xi’an District, Mudanjiang City, Heilongjiang Province, PRC

Phone: 13804808080

股东：陈效力

地址：山西省太原市尖草坪区江阳路9号94楼2号

电话： 18611678338

Shareholder: Xiaoli Chen

Address: No.2, Building 94, No.9 Jiangyang Road, Jiancaoping District, Taiyuan City, Shanxi Province, PRC

Phone: 18611678338

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股东：胡海军

地址：杭州市拱墅区景上公寓1幢1103室

电话：13905819943

Shareholder: Haijun Hu

Address:Room 1103, Building 1, Jingshang Apartment, Gongshu District, Hangzhou City, Zhejiang Province, PRC

Phone: 13905819943

股东：管淑清

地址： 上海市长宁区天山西路789号

电话： 18616090001

Shareholder: Shuqing Guan

Address:No.789, West Tianshan Road, Changning District, Shanghai, PRC

Phone: 18616090001

股东：李庆利

地址： 河北省石家庄市裕华区翟营大街389号卓达书香园二区2栋4单元502号

电话： 13603396118

Shareholder: Qingli Li

Address: No. 502, 4 Dan Yuan, 2 Dong, Zhouda Shu Xiang Yuan 2 Qu, No. 389, Yingying Street, Yuhua District, Shijiazhuang City, Hebei Province, PRC

Phone: 13603396118

股东：郭维涛

地址： 北京市昌平区六街政府街19号

电话： 13511024979

Shareholder: Weitao Guo

Address: 19 guiguan street, 6th street, changping district, Beijing

Phone: 13511024979

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股东：应金海

地址： 浙江省宁波市海曙区薛萝巷22号309室

电话： 17757465135

Shareholder: Jinhai Ying

Address: Room 309, No.22 Xueluo Alley, Haishu District, Ningbo City, Zhejiang Province, PRC

Phone: 17757465135

股东：卢珊

地址： 北京市朝阳区南湖中园三区311楼2单元1001号

电话： 15000688613

Shareholder: Shan Lu

Address: No.1001, Unit 2, Building 311, Block 3, Nanhuzhongyuan, Chaoyang District, Beijing, PRC

Phone: 15000688613

股东：王宣明

地址： 上海市徐汇区梅陇路130号

电话： 13621801972

Shareholder: Xuanming Wang

Address: No.130 Meilong Road, Xuhui District, Shanghai, PRC

Phone:13621801972

股东：刘超

地址：北京市海淀区永丰东玉河村316号

电话： 13811876068

Shareholder: Chao Liu

Address:No.316, East Yuhe Village, Yongfeng, Haidian District, Beijing, PRC

Phone: 13811876068

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股东：徐海刚

地址： 浙江省舟山市定海区城东街道东关新村112号203室

电话： 18957221882

Shareholder: Haigang Xu

Address: Room 203, No.112, Dongguanxincun, Chengdong Street, Dinghai District, Zhoushan City, Zhejiang Province, PRC

Phone: 18957221882

股东：高倩云

地址：浙江省舟山市定海区环南街道蓬莱新村97号202室

电话： 18818006676

Shareholder: Qianyun Gao

Address: Room 202, No.97, Penglaixincun, Huannan Street, Dinghai District, Zhoushan City, Zhejiang Province, PRC

Phone: 18818006676

股东：李红漫

地址： 武汉市江汉区清芬路34号2楼1号

电话： 13667282031

Shareholder: Hongman Li

Address: 1, 2nd floor, no.34 qingfen road, jianghan district, wuhan city

Phone: 13667282031

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股东：范振宝

地址： 安徽省安庆市迎江区先锋巷阳光苑2幢1单元201

电话： 15651888887

Shareholder: Zhenbao Fan

Address:安徽省安庆市迎江区先锋巷阳光苑2幢1单元201

Phone: 15651888887

股东：徐惠

地址： 江苏省苏州市虎丘区滨河花苑28幢103室

电话： 13812642890

Shareholder: Hui Xu

Address: Room 103, building 28, binhe garden, huqiu district, suzhou city, jiangsu province

Phone: 13812642890

股东：刘红

地址： 浙江省舟山市定海区千岛街道桂花城闻莺苑12幢三单元1006室

电话： 13666709717

Shareholder: Hong Liu

Address: Room 1006, unit 3, building 12, wenying garden, guihua city, qiandao street, dinghai district, zhoushan city, zhejiang province

Phone: 13666709717

股东：吴思远

地址： 河南省博爱县孝敬镇吴庄村中大街15号

电话：13522963398

Shareholder: Siyuan Wu

Address: No.15, middle street, wuzhuang village, xiaojing town, boai county, henan province

Phone: 13522963398

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丙方：师董会（北京）信息科技有限公司

地址: 北京市海淀区后屯路28号院1号楼2单元208室

联系人： 胡海平

电话： 010-82967728

Party C: Global Mentor Board (Beijing) Information Technology Co., Ltd.

Representative: HAIPING HU

Phone: 010-82967728

7.3	任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地 址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8.       保密责任 Confidentiality

各方承认及确定彼此就有关本协议而交换的任何口头或书面资料均属机密资料。各方应当对所有该等资料予以保密，而在未得其他方书面同意前，不得向任何第三者披露任何有关资料，惟下列情况除外：(a)公众人士知悉或将会知悉该等资料（并非由接受资料之一方擅自向公众披露）；(b)适用法律法规或股票交易的规则或规例所需披露之资料；或(c)由任何一方就本协议所述交易而需向其法律或财务顾问披露之资料而该法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

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9.       进一步保证 Further Warranties

各方同意迅速签署为执行本协议的各项规定和目的而合理需要的或对其有利的文件，以及为执行本协议的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10. 其他 Miscellaneous

10.1       修订、修改与补充 Amendment, change and supplement

对本协议作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2       完整合同 Entire agreement

除了在本协议签署后所作出的书面修订、补充或修改以外，本协议构成本协议各方达成的完整合同，取代在此之前 就本协议标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

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10.3       标题 Headings

本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4       语言 Language

本协议以中文和英文书就，一式三十八份，甲乙丙方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in four (38) copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5       可分割性 Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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10.6       继任者 Successors

本协议对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7       继续有效 Survival

10.7.1 合同期满或提前终止前因本协议而发生的或到期的任何义务在本协议期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2 本协议第 5、7、8 条和本第 10.7 条的规定在本协议终止后继 续有效。

The provisions of Sections 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8       弃权 Waivers

任何一方可以对本协议的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

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有鉴于此，各方已自行或使得其各自授权代表于文首所载日期签署本《独家购买权协议》。

IN WITNESS WHEREOF, the Parties have executed, or caused their respectively duly authorized representatives to execute, this Exclusive Option Agreement as of the date first above written.

甲方：北京师董人联信息科技有限公司（盖章）

Party A：Beijing Mentor Board Union Information Technology Co., Ltd. (Seal)

签署：

By：________________________

法定代表人：胡海平

Legal Representative：Haiping Hu

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乙方：

Party B:

股东：师董会(舟山)科技发展有限公司（盖章）

Shareholder: Global Mentor Board（Zhoushan）Technology&Development Co.,Ltd. (Seal)

签署：

By：________________________

授权代表： 王宣明

Representative: Xuanming Wang

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乙方：

Party B:

股东：北京华泰众合创业投资中心(有限合伙)

Shareholder: (Seal)

签署：

By：________________________

授权代表：

Representative:

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乙方：

Party B:

股东：胡海平

Shareholder: Haiping Hu

签署：

By：________________________

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乙方：

Party B:

股东：左海威

Shareholder: Haiwei Zuo

签署：

By：________________________

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乙方：

Party B:

股东：张义东

Shareholder: Yidong Zhang

签署：

By：________________________

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乙方：

Party B:

股东：李存友

Shareholder: Cunyou Li

签署：

By：________________________

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乙方：

Party B:

股东：周桐宇

Shareholder: Tongyu Zhou

签署：

By：________________________

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乙方：

Party B:

股东：赵二涛

Shareholder: Ertao Zhao

签署：

By：________________________

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乙方：

Party B:

股东：齐晨明

Shareholder: Chenming Qi

签署：

By：________________________

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乙方：

Party B:

股东：郭守盛

Shareholder: Shousheng Guo

签署：

By：________________________

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乙方：

Party B:

股东：俞玉茹

Shareholder: Yuru Yu

签署：

By：________________________

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乙方：

Party B:

股东：沈国栋

Shareholder: Guodong Shen

签署：

By：________________________

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乙方：

Party B:

股东：荆涛

Shareholder: Tao Jin

签署：

By：________________________

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乙方：

Party B:

股东：费革胜

Shareholder: Gesheng Fei

签署：

By：________________________

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乙方：

Party B:

股东：田宁

Shareholder: Ning Tian

签署：

By：________________________

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乙方：

Party B:

股东：徐宝华

Shareholder: Baohua Xu

签署：

By：________________________

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乙方：

Party B:

股东：刘泽兵

Shareholder: Zebing Liu

签署：

By：________________________

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乙方：

Party B:

股东：陈军

Shareholder: Jun Chen

签署：

By：________________________

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乙方：

Party B:

股东：丁沪生

Shareholder: Husheng Ding

签署：

By：________________________

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乙方：

Party B:

股东：郭嘉志

Shareholder: Jiazhi Guo

签署：

By：________________________

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乙方：

Party B:

股东：陈效力

Shareholder: Xiaoli Chen

签署：

By：________________________

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乙方：

Party B:

股东：胡海军

Shareholder: Haijun Hu

签署：

By：________________________

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乙方：

Party B:

股东：管淑清

Shareholder: Shuqing Guan

签署：

By：________________________

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乙方：

Party B:

股东：李庆利

Shareholder: Qingli Li

签署：

By：________________________

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乙方：

Party B:

股东：郭维涛

Shareholder: Weitao Guo

签署：

By：________________________

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乙方：

Party B:

股东：应金海

Shareholder: Jinhai Ying

签署：

By：________________________

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乙方：

Party B:

股东：卢珊

Shareholder: Shan Lu

签署：

By：________________________

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乙方：

Party B:

股东：王宣明

Shareholder: Xuanming Wang

签署：

By：________________________

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乙方：

Party B:

股东：刘超

Shareholder: Chao Liu

签署：

By：________________________

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乙方：

Party B:

股东：徐海刚

Shareholder: Haigang Xu

签署：

By：________________________

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乙方：

Party B:

股东：高倩云

Shareholder: Qianyun Gao

签署：

By：________________________

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乙方：

Party B:

股东：李红漫

Shareholder: Hongman Li

签署：

By：________________________

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乙方：

Party B:

股东：范振宝

Shareholder: Zhenbao Fan

签署：

By：________________________

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乙方：

Party B:

股东：徐惠

Shareholder: Hui Xu

签署：

By：________________________

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乙方：

Party B:

股东：刘红

Shareholder: Hong Liu

签署：

By：________________________

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乙方：

Party B:

股东：吴思远

Shareholder: Siyuan Wu

签署：

By：________________________

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丙方：师董会（北京）信息科技有限公司（盖章）

Party C：Global Mentor Board (Beijing) Information Technology Co., Ltd. (Seal)

签署：

By：________________________

法定代表人：胡海平

Legal Representative：Haiping Hu

秘密文件 Strictly Confidential

独家购买权协议

Exclusive Option Agreement

附件

Attachments

1.	甲方、乙方及丙方于2019年6月10日签署的《股权质押协议》

The Equity Pledge Agreement entered into among Party A, Party B and Party C on June 10 , 2019

2.	甲方及丙方于2019年6月10日签署的《独家技术和咨询服务协议》

The Exclusive Technical and Consulting Services Agreement entered into between Party A and Party C on June 10 , 2019

3.	乙方于2019年6月10日签署的《授权委托书》

The Power of Attorney executed by Party B on June 10 , 2019

秘密文件 Strictly Confidential